SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

PURE PLAY MUSIC, LTD.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-50069	88-0427195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3200 Airport Avenue, Suite 20, Santa Monica, CA 90405
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (310) 636-9224

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 1.01     Entry Into A Material Definitive Agreement

As used herein, the term “Company,” “we,” “our,” and “us” refers to Pure Play Music, Ltd., ("PPM") a Nevada corporation

On November 10, 2008, we executed an Agreement (the “Agreement”) with DSG International, PLC. (“DSG”), one of Europe’s largest retailers of electrical goods, to offer a music content promotional program for the sale of co-branded MP3 Players to be titled “The Great Digital Music Download” (the “Promotional Program”).  A summary of key provisions of the Agreement follows.

The Sale of Co-Branded MP3 Players

Under the terms of the Agreement, DSG agreed to purchase from us 500,000 co-branded MP3 Players, pre-loaded with 60 different music tracks pre-selected by us, on the following terms:

☐	The term of the Agreement is for 12 months. We have the option to renew for an additional 12 months for the sale of an additional 500,000 MP3 Players on the same terms and conditions;

☐
During the first 12 month period, we shall supply, and DSG shall purchase, 200,000 (two hundred thousand) low-spec MP3 Players. Units are to be delivered in four tranches of 50,000 units each to DSG’s main distribution warehouse.

☐
During the first 12 month period, we also agreed to supply, and DSG agreed to purchase, 300,000 (three hundred thousand) high-spec MP3 Players. Units are to be delivered in four tranches of 75,000 units each to DSG’s main distribution warehouse.

☐	During the first 12 month period of the agreement and subject to market conditions and other variables beyond our control, we anticipate that we may generate gross revenue of $12,535,050 USD.

☐
In the event that we exercise our option for an additional 12 month period and pursuant to the terms of the amended agreement, we may generate additional revenues of $12,535,050, bringing our total gross revenues for the sale of 1 million MP3 Players pursuant to the agreement to $25,070,100 USD.

☐	The Agreement requires that DSG provide payment to us for each tranche within 30 days of delivery.

Promotional Codes

In addition, under the terms of the Agreement, we agreed to supply DSG with Music Vouchers containing special promotional codes (“Music Vouchers”), which will be incorporated by DSG.  The Music Vouchers are to be given away to DSG’s customers who purchase qualifying products. The qualifying products shall include certain MP3 players, audio systems, PC’s, music enabled mobile phone, and other MP3 compatible products... The Music Vouchers will entitle the bearer to 20 of our pre-selected music downloads distributed through iTunes, Amazon, 7 Digital and Rhapsody.  The use of the Music Vouchers will be subject to reasonable terms that are customarily applied by the retailer.

CD Sales

During the term of the Agreement, we have the right but not the obligation to supply DSG, for sale in each of the participating High Street DSG Stores, Pure Play CDs at a cost of £2.99 per CD (exclusive of any VAT if applicable)

Point of Sale and Media Support

DSG has agreed to advertise and promote “The Great Digital Music Download” nationally, which shall include national press advertising, in store point of sale material, and window posters in all participating DSG stores. We has agreed to advertise and promote “The Great Digital Music Download” via their website, internet radio broadcasts and in the DSG sponsored “A-list” program.

DSG is one of Europe’s leading specialist electrical retailers, with more than 1,300 stores and online stores, spanning 28 countries and employing 40,000 people. DSG’s retail and e-tail brands include PC World, Currys and Dixons.co.uk in the UK and Ireland, Elkjøp in the Nordic countries, UniEuro in Italy, Kotsovolos in Greece, Electro World in Central Europe, Greece and Turkey, PC City in Spain, Italy and Sweden, and Pixmania.com across Europe.

SECTION 1.01     ADDENDUM

On December 8, 2008, we entered into an Addendum to the (above) Agreement (the “Addendum”) with DSG International, PLC (“DSG”), which terms are referenced above.

The Addendum modifies the original Agreement as follows:

During the first 12 month period, we agreed to supply, and DSG agreed to purchase, 500,000 (five hundred thousand) high-spec MP3 Players, thereby increasing the initial contract amount by 200,000 high-spec MP3 Players per year.

☐	Units are to be delivered in four tranches of 125,000 units each, rather than 75,000 units each, to the DSG’s main distribution warehouse.

☐
During the first 12 month period of the agreement, we anticipate that we may generate up to $18,931,850 (USD) in gross revenues, as opposed to $12,535,050 as per the original agreement, resulting in an increase in revenues of $6,396,800 in the first 12 months of the agreement.

☐
In the event that we exercise our option for an additional 12 month period, in the second year, we may generate gross revenue of $18,931,850 USD, as opposed to $12,535,050 under the (above) Agreement, which would, subject to the foregoing, generate an increase in revenues of $6,396,800 in the second year of the Agreement.

☐
Pursuant to the terms of the Addendum, the total number of MP3 Players to be sold to DSG throughout the term of the Agreement (including the option period) shall be 1,400,000 (one million four hundred thousand) MP3 Players, as opposed to 1 million MP3 Players as set forth in the (above) Agreement.

☐
Under these conditions we anticipate that we may generate revenues from the sale of 1,400,000 MP3 Players (over a 24 month term pursuant to the Addendum) which may be as high as $37,863,700 (USD).  Based upon the foregoing, we may achieve an increase of $12,793,600 in revenues over the initial Agreement.

While we believe that the Agreement with DSG and the Promotional Program hold significant opportunities for us, if general economic conditions weaken further (including, but not limited to, current recessionary conditions), our projections may not be realized.  All of our revenue projections are “forward-looking” statements and are subject to the risks and uncertainties described below.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, THE UNCERTAINTIES OF THE PROMOTIONAL PROGRAM WITH DSG, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE EXTENT TO WHICH MARKET TRENDS AND CONSUMER PREFERENCES MAY CONTINUE, THE AXCTS OF COMPETITORS, THE OVERALL CONDITION OF THE EUROPEAN ECONOMY AND GENERAL ECONOMIC TRENDS, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Play Music, Ltd.

Date: December 8, 2008	By:	/s/ Alex Grange
Alex Grange
Chief Executive Officer and Chairman